[EXECUTION COPY]

                       MASTER VESSEL TRUST AGREEMENT

                         Dated as of May 10, 1996


                                  Between

                     BA LEASING & CAPITAL CORPORATION,

                                  "Agent"

                                    and

                    FIRST SECURITY BANK OF UTAH, N.A.,

                             "Vessel Trustee"




                             TABLE OF CONTENTS



                                                                       Page


Article I

          Definitions          .......................................... 2

Article II

          Declaration of Vessel Trust   ................................. 5

Article III

          Transfer of Property to Vessel Trust
          and Vessel Trust Receipt ...................................... 5

Article IV

          Duties of the Vessel Trustee   ................................ 8

Article V

          Concerning the Vessel Trustee    ..............................11

Article VI

          Indemnification of the Vessel Trustee by the
          Agent            ..............................................15

Article VII

          Transfer of the Agent's Interest            ...................17

Article VIII

          Procedure for Enforcement          ........................... 18

Article IX

          Payments to the Agent as Beneficiary           ............... 20

Article X

          Compensation of the Vessel Trustee   ......................... 21

Article XI

          Removal, Disqualification or Resignation of the Vessel Trustee;
          Successor Vessel Trustees            ......................... 22

Article XII

          Termination and Discharge of Vessel Trust   .................. 26

Article XIII

          Amendment of Vessel Trust Agreement   ........................ 27

Article XIV

          Miscellaneous          ....................................... 28



EXHIBITS

     A.   Vessel Trust Receipt

     B. Vessel Security Instruments Constituting the Initial Part of the Vessel Trust Estate





                       MASTER VESSEL TRUST AGREEMENT


     THIS MASTER VESSEL TRUST AGREEMENT (this "Vessel Trust Agreement") is made and entered into as of this 10th day of May 1996, between BA LEASING & CAPITAL CORPORATION, a California corporation with an office at Four Embarcadero Center, Suite 1200, San Francisco, California 94111, as Agent (the "Agent") for the Lenders party to the Participation Agreement referred to below, and FIRST SECURITY BANK OF UTAH, N.A. a national banking association organized and existing under the laws of the United States with an office at 79 South Main Street, Salt Lake City, Utah 84111 (the "Vessel Trustee").

                           W I T N E S S E T H:

          WHEREAS,

     A. BL Development Corp., a Minnesota corporation, Grand Casinos, Inc., a Minnesota corporation, and certain of its subsidiaries have entered into that certain Participation Agreement, dated as of May 10, 1996 (as amended, modified or supplemented from time to time, the "Participation Agreement"), with Hancock Bank, not in its individual capacity but solely as trustee (in such capacity, the "Borrower"), the Agent, and the Co-Agents, the Lead Manager, the Arranger and the Lenders named therein.

     B. The Lenders contemplate that they will from time to time make loans to be secured by preferred ship mortgages and other security interests in United States flag vessels;

     C. The Agent understands that the Vessel Trustee is an approved Vessel Trustee within the meaning of the Chapter 313 of Title 46 of the United States Code Annotated, as amended, qualified to hold preferred mortgages and other security interests in vessels of the United States for the benefit of persons such as the Agent on behalf of the Lenders;

     D. The Agent wishes to agree with the Vessel Trustee that the preferred mortgages and other security in vessels of the United States to be given to the Agent as security for loans made by the Lenders either at the time of the delivery of this Vessel Trust Agreement or subsequently shall be granted to and held by the Vessel Trustee pursuant to the provisions of this Vessel Trust Agreement; and

     E. The Vessel Trustee is willing to accept such conveyance and to hold such mortgages and security interests in accordance with the provisions of the Vessel Trust Agreement, all as hereinafter set forth,

     NOW, THEREFORE, in consideration of the mutual premises, and subject to the terms and conditions provided herein, the parties hereto agree as follows:


                                 ARTICLE I
                                DEFINITIONS

     Section 1.01 For all purposes of the Vessel Trust Agreement, the following terms shall have the meanings specified below:

     "Agent" shall mean BA Leasing & Capital Corporation, as Agent and any successor Agent.

     "Agent Request" shall mean a request which is signed by the Agent addressed to the Vessel Trustee to take certain action described therein with respect to any Vessel Security Instrument named therein which has been accepted by the Vessel Trustee as part of the Vessel Trust Estate.

     "Enforcement" shall mean the exercise of any remedy provided for under a Vessel Security Instrument or otherwise available by applicable law upon the occurrence of an event of default under a Vessel Security Instrument.

     "Lenders" shall mean the Lenders party to the Participation Agreement and any successors thereto.

     "Loan Agreement" shall mean the Loan Agreement, dated as of May 10, 1996, among Hancock Bank, as Borrower, the Agent, and the Co-Agents, the Lead Manager, the Arranger and the Lenders named therein, as such agreement is amended, modified or supplemented from time to time.

     "MARAD" shall mean the United States Maritime Administration, and any predecessor or successor agency or the Secretary of Transportation of the United States of America, acting by and through the Maritime Administrator, as the context of the United States Maritime Laws may require.

     "United States Maritime Laws" shall mean all provisions of United States law restricting or pertaining to the operation of a Vessel or to the transfer to persons not citizens of the United States of any interest of whatsoever nature in, or of beneficial control of, Vessels, including, but not limited to, the Shipping Act, 1916, as amended (46 U.S.C. 801 et seq.) and particularly Sections 2, 9 and 37 thereof (46 U.S.C. 802, 808 and 835) and Chapter 313 Of Title 46 of the United States Code Annotated, as amended and pertinent regulations of the United States Coast Guard and MARAD.

     "United States Vessel" shall mean any Vessel, which without violating the United States Maritime Laws, cannot be owned by, mortgaged to, or operated by any person who is not a citizen of the United States within the meaning of
Section 2 of the Shipping Act, 1916 as amended, qualified to engage in the trade listed on such Vessel's Certificate of Documentation, without the approval of MARAD.

     "Vessel" shall mean, collectively, the following vessels: Diamond Lakes I (Official No. 1029587), Diamond Lakes II (Official No. 1029588) and Diamond Lakes III (Official No. 1029589), each of which is documented as a vessel under the laws of the United States and as redocumented as a single vessel whose number is yet to be determined.

     "Vessel Loan" shall mean any loan made by the Lenders pursuant to the Loan Agreement and secured by any interest in a United States Vessel.

     "Vessel Security Instrument" shall refer to the Third Preferred Ship Mortgage, dated as of May 10, 1996, made by BL Development Corp. in favor of the Vessel Trustee on behalf of the Agent pursuant to the Ship Mortgage Act, 1920, as amended, or other agreement or document creating any security interest or any other interest in a United States Vessel.

     "Vessel Trust Agreement" shall mean this Agreement as amended or supplemented from time to time, together with all Exhibits thereto.

     "Vessel Trust Estate" shall mean, and consist of, (i) Vessel Security Instruments accepted by the Vessel Trustee pursuant to the provisions of Article III hereof; and (ii) Vessels, funds and other property which the Vessel Trustee acquires in its capacity as Vessel Trustee in connection with any Vessel Security Instrument.

     "Vessel Trust Receipt" shall mean a receipt, substantially in the form of Exhibit A hereto, given by the Vessel Trustee to the Agent upon receipt by the Vessel Trustee of any Vessel Security Instrument.

     "Vessel Trustee" shall mean First Security Bank of Utah, N.A. and any successor Vessel Trustee.


                                ARTICLE II
                        DECLARATION OF VESSEL TRUST

     Section 2.01 The Vessel Trustee hereby declares that it will hold each item of the Vessel Trust Estate when received upon the trusts hereinafter set forth, subject to, and upon the terms and conditions of this Vessel Trust Agreement, for the sole use and benefit of the Agent on behalf of the Lenders.



                                ARTICLE III

                   TRANSFER OF PROPERTY TO VESSEL TRUST
                        AND VESSEL TRUST RECEIPT

     Section 3.01 The Vessel Trustee hereby accepts as a part of the Vessel Trust Estate all of the Vessel Security Instruments, if any, referred to in Exhibit B hereto, and the Vessel Trustee shall issue to the Agent Vessel Trust Receipts therefor. If requested by the Agent, the Vessel Trustee shall, at any time hereafter and from time to time, execute, as Vessel Trustee, any amendments of or supplements to any such Vessel Security Instrument.

     Section 3.02 The Agent may, from time to time, notify the Vessel Trustee, in writing, of the Lenders' intent to advance a Vessel Loan. Such notice shall identify all relevant parties and documents. Upon the advance of such Vessel Loan, the Vessel Trustee shall accept the Vessel Security Instruments provided for therein as part of the Vessel Trust Estate. If requested by the Agent, the Vessel Trustee shall execute, as Vessel Trustee, such Vessel Security Instruments or any amendments thereof or supplements thereto. The Vessel Trustee shall issue to the Agent a Vessel Trust Receipt for any Vessel Security Instrument accepted by it. When a Vessel Security Instrument secures a Note or similar obligation, on Agent Request and on presentation to the Vessel Trustee of such Note or obligation, the Vessel Trustee will place a notation on same for identification in substantially the following form:

     "The undersigned certifies for identification only that the foregoing (Secured Promissory Note) is one of the (Notes) secured by the (Second Preferred Mortgage) in favor of the undersigned mentioned in said (Note).

                         ________________, AS VESSEL TRUSTEE


                         By                      "
                           Title:

and will keep a record of all such Notes as similar obligations on which it has placed such a notation.

     Section 3.03 Upon discharge of the indebtedness secured by the lien or security interest provided for in any Vessel Security Instrument, the Agent shall so notify the Vessel Trustee. On receipt of such notification or upon receipt of an Agent Request, whether or not there has been a discharge of such indebtedness, the Vessel Trustee shall execute and deliver to the Borrower such satisfaction, discharge or release of mortgage or termination of security interest as the Agent shall supply to the Vessel Trustee. Upon satisfaction, discharge or release of the lien or security interest provided for in any Vessel Security Instrument, the Agent shall return the Vessel Trust Receipt in connection therewith to the Vessel Trustee for cancellation and thereafter the Vessel Trustee shall return such Vessel Security Instrument to the Agent at which time the Vessel Security Instrument shall be deemed withdrawn from the Vessel Trust Estate.


                              ARTICLE IV
                     DUTIES OF THE VESSEL TRUSTEE

     Section 4.01 (a) If an Event of Default shall exist under any Vessel Security Instrument the Vessel Trustee shall only give notice of default or acceleration thereunder and exercise such remedies provided in such Vessel Security Agreement as so directed by an Agent Request. In the absence of such directions, the Vessel Trustee shall refrain from taking any action, including the giving of any notice.

     (b) In the event that the Agent shall notify the Vessel Trustee that an Event of Default under a Vessel Security Instrument has occurred, the Vessel Trustee shall take such action with respect thereto as the Agent may request by an Agent Request, but the Vessel Trustee shall not be required to take any action not expressly set forth in such Agent Request or which in the opinion of the Vessel Trustee's counsel is not necessary or appropriate to fulfill such request and for which the Vessel Trustee is not properly indemnified by the Agent. If, in accordance with the applicable United States Maritime Laws, the approval of MARAD is required in order to carry out the request of the Agent, the Vessel Trustee shall not be required to carry out such instructions unless such approval shall have been obtained.

     Section 4.02 The Vessel Trustee shall not have any duty or obligation to manage, operate, control, use, sell, dispose of or otherwise deal with any Vessel, any Vessel Security Instrument or any other part of the Vessel Trust Estate or to otherwise take or refrain from taking any action under, or in connection with, the Vessel Security Instruments, except as expressly provided by the terms of this Vessel Trust Agreement or as expressly provided in an Agent Request from the Agent received pursuant to the terms of Section 4.01 hereof.

     Section 4.03 The Vessel Trustee's duties shall not include preparation of loan documents or Vessel Security Instruments, administration of Vessel Loans, collection of payments or giving of notices in connection therewith or other accounting in conjunction with any Vessel Loan (except as may be required in its capacity as holder of any Vessel Security Instrument, and then only upon written request to do so from the Agent). The Vessel Trustee shall be responsible only for providing such documents to the Agent or other parties to any Vessel Security Instrument as are expressly provided for herein.

     Section 4.04 (a) The Vessel Trustee shall use its best efforts to maintain itself as an approved trustee by MARAD and properly comply with all regulations of MARAD in connection therewith including, without limitation, making such reports, annual filings and accountings as may be required. If the Vessel Trustee learns of the occurrence of events which will or could, in its opinion, result or has resulted in its disqualification, the Vessel Trustee shall promptly so advise the Agent.

     (b) In the event the Vessel Trustee shall no longer qualify as an approved trustee, the sole obligations of the Vessel Trustee hereunder shall be to give the notice set forth in the preceding sentence and, if requested by the Agent, to resign under this Vessel Trust Agreement. The Vessel Trustee shall have no liability to the Agent, any borrower, any shipowner, or any other person by reason of its failure to remain qualified as an approved trustee, except that the Vessel Trustee agrees to pay its own costs and expenses, including those of its legal counsel, in connection with any resignation or any transfer of its interests as Vessel Trustee under this Section 4.04.

     Section 4.05 The Vessel Trustee shall furnish to the Agent promptly each communication received by it or a copy thereof relating to any Vessel Security Instrument, but shall have no duty to act upon or reply to any such communication in the absence of an Agent Request.

     Section 4.06 The Vessel Trustee shall keep custody of any cover notes, insurance policies, brokers' opinion letters, or other documents delivered to it from time to time as may be required by any Vessel Security Instrument and shall promptly give copies thereof to the Agent. The Vessel Trustee shall have no duty to advise the Agent of its failure to receive in a timely fashion any such insurance document and the responsibility of advising the Vessel Trustee if any insurance document does not comply with the requirements of the Vessel Security Instrument to which it relates shall be solely that of the Agent.


                              ARTICLE V
                    CONCERNING THE VESSEL TRUSTEE

     Section 5.01 The Vessel Trustee accepts the trust hereby created and agrees to perform such trust but only upon the terms of this Vessel Trust Agreement. The Vessel Trustee agrees that it shall not operate any Vessel under a Vessel Security Instrument without the prior consent of MARAD in any case where such consent is required by law and that it shall not sell any Vessel under a Vessel Security Instrument to a person who is not a citizen of the United States within the meaning of Section 2 of the Shipping Act, 1916, as amended, without the prior written consent of MARAD in any case where such consent is required by law. The Agent shall be responsible for furnishing the Vessel Trustee with satisfactory evidence of MARAD approval or of citizenship in such cases. The Vessel Trustee shall not be answerable or accountable to the Agent under any circumstances, except for its own willful misconduct or gross negligence or negligence in the handling of funds.

     Section 5.02 Except in accordance with an Agent Request furnished pursuant to Section 4.01 hereof, and without limiting the generality of Section 4.02 hereof, the Vessel Trustee shall have no duty (a) to see to any recording, filing or depositing of any Vessel Security Instrument or amendment thereof, or any Uniform Commercial Code financing statement, (b) to see to any insurance on any Vessel or to effect or maintain any such insurance, (c) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Vessel Trust Estate, (d) to confirm or verify any notices or reports of any borrower other than to furnish the Agent with a copy of each notice or report furnished the Vessel Trustee by any borrower pursuant to a Vessel Security Instrument or (e) to inspect any Vessel at any time or ascertain or inquire as to the performance or observance of any borrower's covenants under any Vessel Security Instrument or whether any default shall have occurred thereunder.

     Section 5.03 THE VESSEL TRUSTEE MAKES NO REPRESENTATION OR WARRANTY AS TO:
(a) THE VALIDITY, LEGALITY OR ENFORCEABILITY OF OR THE NATURE OF ANY INTEREST CREATED BY, ANY VESSEL SECURITY INSTRUMENT, OR AS TO THE CORRECTNESS OF ANY STATEMENT CONTAINED IN ANY THEREOF, OR AS TO ITS TITLE THERETO; (b) THE VALUE, CONDITION OR FITNESS FOR USE OF ANY VESSEL, OR AS TO ITS TITLE THERETO, OR ANY OTHER REPRESENTATION OR WARRANTY WITH RESPECT THERETO; OR (c) THE VALIDITY, LEGALITY OR ENFORCEABILITY OF THIS VESSEL TRUST AGREEMENT, EXCEPT THAT THE VESSEL TRUSTEE REPRESENTS AND WARRANTS THAT THIS VESSEL TRUST AGREEMENT HAS BEEN EXECUTED BY AN OFFICER DULY AUTHORIZED TO EXECUTE IT ON ITS BEHALF.

     Section 5.04 The Vessel Trustee shall use its best efforts to maintain records showing the Vessel Security Instrument to which any money received by it relate, but otherwise, no monies received by the Vessel Trustee hereunder need be segregated in any manner except to the extent required by law, and the Vessel Trustee shall not be liable for any interest thereon in the absence of a special agreement therefor between it and the Agent in particular cases.

     Section 5.05 The Vessel Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Vessel Trustee may accept a copy of a resolution of the board of directors of any corporate party, certified by the secretary, an assistant secretary or any other officer of said party, as duly adopted and in full force and effect, as conclusive evidence that such resolution has been adopted by said board and is in full force and effect. As to any fact or matter, the manner of ascertainment of which is not specifically described herein, the Vessel Trustee may for all purposes hereof rely on a certificate, signed by or on behalf of the party executing such certificate, as to such fact or matter, and such certificate shall constitute full protection to the Vessel Trustee for any action taken or omitted to be taken by it in good faith in reliance thereof. In the administration of the Vessel Trust Estate, the Vessel Trustee may perform its powers and duties hereunder directly or through other agents or attorneys and may, at the cost and expense of the Agent, seek advice of counsel (including counsel for the Agent), accountants and other skilled persons to be selected and employed by it, and the Vessel Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the actions, advice or opinion of any such counsel, agents, accountants or other skilled persons. The Vessel Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with an Agent Request or other instruction of the Agent.

     Section 5.06 In accepting the trust hereby created, the Vessel Trustee acts solely as trustee hereunder and not in its individual capacity, and all persons, other than the Agent, having any claim against the Vessel Trustee by reason of the transactions contemplated hereby shall look only to the Vessel Trust Estate for payment or satisfaction thereof.

     Section 5.07 The Vessel Trustee shall be entitled to receive reasonable compensation for its services hereunder, as provided below.


                              ARTICLE VI
          INDEMNIFICATION OF THE VESSEL TRUSTEE BY THE AGENT


     Section 6.01 Whether or not any of the transactions contemplated hereby shall be consummated, the Agent does assume liability for, and indemnify, protect, save and keep harmless the Vessel Trustee and its respective successors, assigns, agents and servants, from and against any and all liabilities, obligations, losses, damages, penalties, taxes (such term "taxes" or the term "tax" as used in this Section 6.01 shall include, without limitation, all taxes specifically related to this Vessel Trust Agreement and the Vessel Trust Estate created hereby excluding, however, any income taxes on fees or other compensation received by the Vessel Trustee in its capacity as Vessel Trustee), claims, actions, suits, costs, expenses or disbursements (including, without limitation, legal fees and expenses) of any kind and nature whatsoever which may be imposed on or incurred by or asserted against the Vessel Trustee, its respective successors, assigns, agents or servants, by whomsoever asserted, in any way specifically relating to or arising out of this Vessel Trust Agreement or a Vessel Security Instrument, or the performance or enforcement of any of the terms thereof, or in any way relating to or arising out of the manufacture, purchase, acceptance, rejection, ownership, mortgaging, delivery, lease, possession, repossession, use, operation, condition, sale, return or other disposition of any Vessel (including without limitation latent and other defects, whether or not discoverable, and any claim for patent, trademark or copyright infringement), or in any way relating to or arising out of the administration of the Vessel Trust Estate, or to the action or inaction of the Vessel Trustee hereunder, except only in the case of willful misconduct or gross negligence or negligence in the handling of funds by the Vessel Trustee. The Agent shall indemnify the Vessel Trustee against any costs assumed by the Vessel Trustee or expenses made by the Vessel Trustee in connection with any activity requested by the Agent in connection with any Vessel Security Instrument and in particular with respect to any enforcement thereof, and the Vessel Trustee shall not be obliged to act upon any Agent's request with respect to such activity or enforcement without receiving such deposit in advance as the Vessel Trustee may deem sufficient to cover reasonably anticipated expenses and receiving a particular assurance of indemnity from the Agent in each particular case. Nevertheless, the right of the Vessel Trustee to be indemnified shall not depend on its timely request for funds or its failure to receive such specific agreement of indemnity. The indemnities contained in this Section shall survive the termination of this Vessel Trust Agreement or any particular Vessel Security Instrument. If the Vessel Trustee shall be entitled to indemnification, the Vessel Trustee shall have a lien on the Vessel Trust Estate prior to any interest therein of the Agent.

     Section 6.02 The indemnity provided in Section 6.01 shall not apply to any costs, expenses or other liabilities incurred by the Vessel Trustee in the preservation of its current status as an approved trustee by MARAD or any other status which it holds at the date of entering into this Vessel Trust Agreement.


                             ARTICLE VII
                   TRANSFER OF THE AGENT'S INTEREST

     Section 7.01 The Agent may require the Vessel Trustee to assign, convey or transfer title to any part of the Vessel Trust Estate if such part shall not, after such assignment, conveyance or transfer, be part of the Vessel Trust Estate. In connection with any such assignment, conveyance or transfer, the Vessel Trustee shall execute and deliver such instruments or do such acts as the Agent may require, at the cost and expense of the Agent, in order to consummate such assignment, conveyance or transfer. If, as a consequence of any such assignment, conveyance or transfer, the Vessel Trustee is no longer acting as trustee of property subject thereto, the Agent shall return to the Vessel Trustee the relevant Vessel Trust Receipts for cancellation.


                             ARTICLE VIII
                      PROCEDURE FOR ENFORCEMENT

     Section 8.01 Upon receipt of a notice provided for in Section 4.01 hereof, the Vessel Trustee shall proceed to exercise such rights and remedies available to it under the applicable Vessel Security Instruments as the Agent shall, from time to time, request it to exercise. The Agent acknowledges that it cannot require the Vessel Trustee to operate a Vessel or to sell any Vessel to a person who is not a citizen of the United States within the meaning of Section 2 of the Shipping Act, 1916, as amended, without the prior written consent of MARAD in any case where such consent is required by law or to do any other act which is not lawful for mortgagees of United States Vessels.

     Section 8.02 If so requested by the Agent and at Agent's expense, the Vessel Trustee shall, in connection with any Enforcement, employ attorneys, experts, consultants, managers, security guards, surveyors, insurance brokers, inspectors or any other persons or entities deemed desirable by the Agent.

     Section 8.03 If so requested by the Agent, the Vessel Trustee shall file such suits or actions or bring such proceedings before any court or agency in connection with the enforcement of any Vessel Security Instruments, in its own name in its capacity as Vessel Trustee, or shall join in any such suits, actions or proceedings as co-plaintiff with the Agent, as the Agent deems necessary or desirable. The conduct of such suits, actions or proceedings shall be in accordance with an Agent Request from the Agent.

     Section 8.04 If so requested by the Agent, the Vessel Trustee shall, in connection with any Enforcement, provided the same be lawful, do any or all of the following:

          (a) Operate a Vessel under the applicable Vessel Security Instrument;

          (b) Conduct a private sale of any Vessel or other collateral covered by a Vessel Security Instrument and execute and deliver an appropriate bill of sale transferring title to a Vessel or other collateral to a purchaser thereof at such a private sale;

          (c) Bid upon or purchase a Vessel at any judicial sale or other auction, provided that the Agent shall have made funds available in advance to the Vessel Trustee for this purpose; and

          (d) Operate any Vessel acquired by it as a result of an Enforcement.

     Section 8.05 Upon the acquisition of title to any Vessel, as contemplated by Section 8.04 above, the Vessel Trustee shall have no obligation to protect, conserve or deal with any such Vessel, except as expressly instructed by the Agent in writing.

     Section 8.06 The Agent shall pay all costs and expenses incurred in connection with any Enforcement, and the Vessel Trustee may, in its discretion, require that the Agent make funds available to the Vessel Trustee to satisfy any such cost or expense prior to the time of incurring such cost or expense.


                              ARTICLE IX
                 PAYMENTS TO THE AGENT AS BENEFICIARY

     Section 9.01 Provided that the Agent is not in default under this Vessel Trust Agreement with respect to the payment of fees, compensation, reimbursement, or other sums owed to the Vessel Trustee pursuant hereto, the Vessel Trustee shall pay to the Agent, promptly upon receipt thereof, all sums collected under any Vessel Security Instrument. Such payments shall be made in immediately available funds and directed to the office of the Agent set forth below in Section 14.03 or such other branch or department within the Agent as it from time to time may direct.

     Section 9.02 The Vessel Trustee shall furnish to the Agent monthly a statement and accounting of any monies, or funds or other things of value (other than Vessel Security Instruments) held by it as Vessel Trustee for the benefit of the Agent. The form of such monthly report shall be as mutually agreed by the Vessel Trustee and the Agent.

     Section 9.03 In the event the Agent is in default in respect of any payment to the Vessel Trustee of fees or any other sums owed by the Agent, the Vessel Trustee shall be allowed to deduct any such fees or amounts from the Vessel Trust Estate before being required to make any payment thereof to the Agent. In the event any such deduction is made, the Vessel Trustee shall promptly furnish the Agent a statement giving complete details of any such deduction and the basis upon which such deduction is made.


                              ARTICLE X
                  COMPENSATION OF THE VESSEL TRUSTEE

     Section 10.01 The Vessel Trustee shall receive as compensation for its services hereunder such fees as have been agreed upon in a letter agreement, dated April 18, 1996, addressed to the Agent by the Vessel Trustee.

     Section 10.02 The compensation provided for in Section 10.01 above shall be in addition to those costs, expenses and liabilities for which the Vessel Trustee is entitled to be reimbursed or indemnified by the Agent as set forth in this Vessel Trust Agreement.


                              ARTICLE XI
              REMOVAL, DISQUALIFICATION OR RESIGNATION OF
            THE VESSEL TRUSTEE; SUCCESSOR VESSEL TRUSTEES

     Section 11.01 (a) The Agent may, in its discretion, remove the Vessel Trustee at any time, without cause, by directing a written notice to the Vessel Trustee of such removal. No removal shall be effective unless a qualified successor trustee shall have been appointed on or prior to the effective date of such removal.

          (b) In the event that the Vessel Trustee becomes disqualified as an approved trustee by MARAD, the Agent shall: (i) remove the Vessel Trustee and appoint a qualified successor trustee or (ii) take the action provided for in Section 11.03.

          (c) The Vessel Trustee may resign at any time without cause by giving at least sixty (60) days prior written notice to the Agent, such resignation to be effective, subject to the provisions of the last sentence of this paragraph, on the date specified in such notice. If the Agent shall not have appointed a successor trustee within sixty (60) days after such notice of resignation, the Vessel Trustee may apply at the Agent's expense to any court of competent jurisdiction to appoint a qualified successor trustee to act until such time, if any, as a successor trustee shall have been appointed by the Agent. Any successor trustee so appointed by such court shall immediately and without further act be superseded by any successor trustee appointed by the Agent. In any event, however, no resignation shall be effective until a qualified trustee shall have been appointed by the Agent or a court.

     Section 11.02 (a) A successor trustee shall be appointed by an instrument in writing which shall state the effective date said successor trustee shall become the Vessel Trustee hereunder, which document shall contain the executed acknowledgement of acceptance by the successor trustee of the trust, the Vessel Trust Estate and the duties of the Vessel Trustee as herein provided. The Vessel Trustee, the successor trustee and the Agent shall execute, acknowledge and deliver such assignments as may be required, in recordable form, and a sufficient number of counterparts, whereby the successor trustee becomes vested with all of the estates, properties, rights, remedies and trusts of its predecessor to the trust hereunder and such instruments shall be duly recorded forthwith in accordance with Chapter 313 of Title 46 of the United States Code Annotated, as amended, or other laws or statutes governing any Vessel Security Instruments included in the Vessel Trust Estate. The Vessel Trustee shall duly assign, transfer, deliver and pay over to any successor trustee any monies and other property or things of value subject to the trust hereunder and held by the Vessel Trustee. Should any act or further instrument from the Vessel Trustee or the Agent be required by any successor trustee for more fully and certainly vesting in and confirming to such successor trustee such estates, properties, rights, remedies and trusts, then on request any and all such acts and instruments shall be done, made, executed, acknowledged and delivered by the Agent and the Vessel Trustee.

          (b) The Agent shall pay all recording fees, transfer taxes and similar charges and attorneys' fees arising out of the transfer of the Vessel Trust Estate from the Vessel Trustee to a successor trustee occasioned by the Agent's removal of the Vessel Trustee. If the Agent's removal of the Vessel Trustee is by reason of the Vessel Trustee's failure to remain qualified as an approved trustee by MARAD, the provisions of Section 4.04 shall govern.

          (c) Upon the removal or resignation of the Vessel Trustee, the Vessel Trustee's compensation shall cease as of the effective date thereof, but its rights of indemnification shall survive such removal or resignation. Within thirty (30) days following the effective date of such removal or resignation, the Vessel Trustee shall furnish to the Agent a complete accounting of the Vessel Trust Estate and its compensation, costs and expenses as of the date of removal or resignation.

          (d) Any successor trustee, however appointed, shall be a trustee approved by MARAD in accordance with the provisions of the Shipping Act, 1916, as amended, and Chapter 313 of Title 46 of the United States Code Annotated, as amended.

          (e) Any corporation into which the Vessel Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Vessel Trustee shall be a party, or any corporation to which substantially all the business of the Vessel Trustee may be transferred, shall be the Vessel Trustee under this Vessel Trust Agreement without any further act, provided the successor corporation remains qualified as an approved trustee.

     Section 11.03 If at any time: (a) events occur which will or could, in the opinion of the Agent or the Vessel Trustee, result in the disqualification of the Vessel Trustee; or (b) the Vessel Trustee becomes disqualified, the Vessel Trustee or the Agent, or both of them, may petition the United States District Court for the Southern District of New York for instructions to the Vessel Trustee in order that the trust may be preserved to prevent the Agent or the Vessel Trustee from falling in violation of law, including without limitation, the United States Maritime Laws. To the extent that such may be required or necessary, the parties hereto agree that said court has jurisdiction for this purpose; however, if in the interest of justice, the said court determines to transfer the matter to any other United States Court, the parties hereby agree to the jurisdiction of such transferee Court. Any such petition shall be served upon the other party hereto. The Vessel Trustee, the Agent and any successor trustee hereby agree to abide by the instructions of the Court and to do all acts, execute such agreements and instruments as may be required in connection therewith and all other instruments and/or documents necessary to preserve the Vessel Trust Estate for the benefit of the Agent, as beneficiary, under the terms hereunder.


                             ARTICLE XII
                  TERMINATION AND DISCHARGE OF TRUST

     Section 12.01 This trust is hereby declared to be irrevocable except that this trust may be terminated by notice given by the Agent to the Vessel Trustee at any time that: (a) there is no Vessel Security Instrument held as a part of the Vessel Trust Estate and termination of the trust would not create an interest in a United States Vessel on the part of the Agent or otherwise cause the Agent to be in violation of law; or (b) the continuation of this trust is no longer necessary in order for the Agent to comply with the United States Maritime Laws. Within thirty (30) days following the date of such notice, the Vessel Trustee shall furnish to the Agent a complete accounting of the Vessel Trust Estate and its compensation, costs and expenses. This trust shall terminate, cease and determine upon: (i) the assignment, conveyance and transfer by the Vessel Trustee to the Agent of any property then comprising the Vessel Trust Estate and (ii) the acceptance of such accounting of the Vessel Trustee by the Agent.


                             ARTICLE XIII
                 AMENDMENT OF VESSEL TRUST AGREEMENT

     Section 13.01 No term or provision of this Vessel Trust Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the Agent and the Vessel Trustee; and any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given; provided, however, because of the irrevocable nature of this trust and the reasons for which it is created the trust may not be amended to in any way vest or revest in the Agent any interest in a United States Vessel contrary to applicable law, and without limitation, particularly the United States Maritime Laws.


                             ARTICLE XIV
                            MISCELLANEOUS

     Section 14.01 The headings of the various Articles are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     Section 14.02 Any assignment, sale, transfer or other conveyance by the Vessel Trustee of the interest of the Vessel Trustee in any Vessel Security Instrument or any Vessel made pursuant to this Vessel Trust Agreement or any Vessel Security Instrument shall bind the Agent and shall be effective to transfer or convey all right, title and interest of the Vessel Trustee and the Agent therein. No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such assignment, sale, transfer or conveyance or as to the application of any sale or other proceeds with respect thereto by the Vessel Trustee.

     Section 14.03 Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing, delivered or mailed by regular mail, postage prepaid, (i) if to the Vessel Trustee, addressed to the Vessel Trustee at its offices at 79 South Main Street, Salt Lake City, Utah 84111,
Attention: Corporate Trust Services, and (ii) if to the Agent at its offices at Four Embarcadero Center, Suite 1200, San Francisco, California 94122, Attention:
Sonia Delen, Assistant Vice President, or such other address as the Vessel Trustee or the Agent may designate by notice to the other.

     Section 14.04 Any provision of the Vessel Trust Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 14.05 This Vessel Trust Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 14.06 All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Vessel Trustee and its successors and assigns, and the Agent and its successors and assigns. Any request, notice, direction, consent, waiver or other instrument or action by the Agent shall bind its successors and assigns.

     Section 14.07 Nothing expressed or implied herein is intended or shall be construed to confer upon or give to any person or entity, other than the parties hereto, their successors or assigns, any right, remedy or claim under or by reason of the Vessel Trust Agreement or of any term, covenant or condition hereof, and all of the terms, covenants, conditions, promises and agreements contained herein shall be for the sole and exclusive benefit of the parties hereto and their successors and assigns.

     Section 14.08 This Vessel Trust Agreement, and all of the rights and obligations of the parties hereunder, and their successors and assigns, shall be governed by the laws of the State of New York; provided, however, that the exercise of certain rights and remedies hereunder may require compliance with the Mississippi Gaming Control Act and the regulations promulgated thereunder.

     Section 14.09 No provision of this Vessel Trust Agreement or any action taken pursuant hereto shall be considered to be a waiver of the preferred status of any United States preferred ship mortgage transferred to the Vessel Trustee hereunder or in derogation of any of the benefits, privileges, rights or remedies provided for by the United States Maritime Laws or other applicable law or any Vessel Security Instrument.


     IN WITNESS WHEREOF, the parties hereto, have caused this Master Vessel Trust Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                              BA LEASING & CAPITAL CORPORATION,
                              as Agent


                              By:
                                 Title: Vice President





                              FIRST SECURITY BANK OF UTAH,
                              National Association

                              By:
                                 Title: Asst. Vice President





                            ACKNOWLEDGMENT



STATE OF NEW YORK   )
                    ) ss:
COUNTY OF NEW YORK  )


          On the 16th day of May, 1996, before me personally came David F. Scully, to me known, who being by me duly sworn, stated that he resides at Burlingame, California; that he is Vice President of BA Leasing & Capital Corporation, one of the corporations described in and which executed the above instrument; and that he signed his name thereto pursuant to the By-laws of said corporation.


                              /s/ Keith D. Arnold
                              ----------------------------
                                   Notary Public





                            ACKNOWLEDGMENT



STATE OF UTAH           )
                          )  ss:
COUNTY OF SALT LAKE CITY)


     On the 16th day of May, 1996, before me personally came Greg A. Hawley, to me known, who being by me duly sworn, stated that he resides at Salt Lake City, Utah; that he is a Assistant Vice President of First Security Bank of Utah, National Association , one of the corporations described in and which executed the above instrument; and that he signed his name thereto pursuant to the By-laws of said corporation.


                                      /s/ Dianne Moreno
                                   ---------------------------
                                        Notarty Public




                                                             EXHIBIT A



                         Vessel Trust Receipt



Date:_______________________            Number_________________

To:

From:



          The Vessel Trustee hereby acknowledges the delivery to the Vessel Trustee, as trustee under the Master Vessel Trust Agreement dated as of ___________, 19__ between ______________________ and ________________ as Vessel
Trustee, of the below listed Vessel Security Instrument(s):


- --------------------------------------------------------------

- --------------------------------------------------------------

- --------------------------------------------------------------

- --------------------------------------------------------------

- --------------------------------------------------------------

          These Vessel Security Instrument(s) secure a Vessel Loan in
the original principal amount of $          , made by
                             to [name of borrower].

                              By_____________________________
                              Its:




                                                             EXHIBIT B



                     Vessel Security Instruments
                       Constituting the Initial
                   Part of the Vessel Trust Estate

                       [Intentionally Omitted]